News Release

SCM Microsystems Announces Effectiveness of Registration Statement on Form S-4 and Setting of Record Date for Special Meeting

SANTA ANA, Calif. and ISMANING, Germany, November 13, 2009 – SCM Microsystems, Inc. (NASDAQ: SCMM; Prime Standard, SMY), a leading provider of solutions for secure access, secure identity and secure exchange, today announced that on November 12, 2009, its Registration Statement on Form S-4, relating to the previously announced proposed business combination of SCM Microsystems and Bluehill ID, was declared effective by the United States Securities and Exchange Commission.

SCM Microsystems also announced that a special meeting of its stockholders has been scheduled for Friday, December 18, 2009 at 1:00 p.m. Pacific time, to consider a proposal to approve the offer by SCM Microsystems to the Bluehill ID shareholders to acquire all of the Bluehill ID shares in exchange for shares of SCM common stock, and specifically the issuance of shares of SCM common stock to Bluehill ID shareholders who accept the offer.  The board of directors of SCM Microsystems has set the close of business on November 9, 2009 as the record date for determining stockholders who will be entitled to receive notice of, and vote at, the special meeting.  SCM Microsystems expects to begin mailing the proxy statement and prospectus for the special meeting on or about November 18, 2009 to its eligible stockholders.

The parties currently expect the transaction to close in early 2010.

About SCM Microsystems

SCM Microsystems (NASDAQ: SCMM; Prime Standard: SMY) is a global leader in security and identity solutions for secure access, secure identity and secure exchange. Together with its Hirsch Electronics subsidiary, SCM provides complete, integrated solutions that secure digital assets, electronic transactions and facilities. The company offers the world's broadest range of contact, contactless and mobile smart card reader technology; physical and logical access control systems; digital identity transaction platforms; biometrics; and digital video. SCM's solutions enable a wide variety of applications including enterprise security, identity management, contactless payment, e-health and electronic government services. Websites: www.scmmicro.com  and www.HirschElectronics.com.

Important Information

In connection with the proposed business combination transaction involving SCM Microsystems and Bluehill ID, SCM Microsystems has filed with the SEC a registration statement on Form S-4 containing a proxy statement and prospectus for stockholders of SCM Microsystems, and may be filing other documents regarding the proposed transaction with the SEC as well.  STOCKHOLDERS OF SCM ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT AND PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED BUSINESS COMBINATION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
The definitive proxy statement and prospectus is being mailed to SCM’s stockholders on or about November 18, 2009.  Stockholders of SCM may obtain a copy of the proxy statement and prospectus, as well as other filings containing information about SCM, without charge, at the SEC's Internet site (http://www.sec.gov).  Copies of the proxy statement and prospectus can also be obtained, without charge, from the SCM corporate website at www.scmmicro.com, or by directing a request to SCM Microsystems, Inc., Attention: Investor Relations, 1900-B Carnegie Avenue, Santa Ana, California 92705, Attention: Secretary.

In addition to the documents described above, SCM files annual, quarterly and current reports, proxy statements and other information with the SEC, which are available at the SEC’s website at www.sec.gov or at SCM’s website at www.scmmicro.com.

THIS COMMUNICATION IS FOR INFORMATION PURPOSES ONLY AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.
SCM Microsystems and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of SCM in connection with the proposed transaction.  Information about SCM’s directors and executive officers is available in the proxy statement and prospectus and other materials referred to in the proxy statement and prospectus.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These include, without limitation, our statements contained above regarding the anticipated mailing date of the proxy statement and prospectus and the closing date of the business combination and other statements that are not historical facts.  These statements involve risks and uncertainties that could cause actual results and events to differ materially, including the possibility that the closing of the business combination may be delayed, or that the transaction may not close.  For a discussion of further risks and uncertainties related to SCM’s business, please refer to our public company reports and the Risk Factors enumerated therein, including our Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent reports, including our Quarterly Report on Form 10-Q for the period ended June 30, 2009, filed with the SEC.  SCM undertakes no duty to update any forward-looking statement to reflect any change in SCM’s expectations or any change in events, conditions or circumstances on which any such statements are based.

Note: The SCM logo is a trademark of SCM Microsystems, Inc and the Bluehill ID logo is a trademark of Bluehill ID or its affiliates in the United States and certain other countries.  Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.

Contacts:

Annika Oelsner, SCM Microsystems, +49 (89) 9595-5220, aoelsner@scmmicro.de

Darby Dye, SCM Microsystems, +1 949-553-4251, ddye@scmmicro.com